UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          December 17, 2009
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 17, 2009, the Integrys Energy Group Board of Directors approved the following amendments to its By-laws which:

	1)	Decreased the size of the Board of Directors from 15 to 14 directors.

2)
Allow for electronic mail or other electronic transmission as an acceptable method for providing notices of special meetings of the Board of Directors and to specify that all notice of special meetings of the Board of Directors, regardless of method, shall be deemed effective when sent.

3)
Allow for the appointment of one or more Presidents and to specify that if there is more than one President, one of the Presidents must also be designated Chief Executive Officer and the other President(s) may be assigned responsibility for a designated group, division or function of the corporation.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibits are being filed herewith:

		3.1	Amendments to the By-laws of Integrys Energy Group, Inc. effective December 17, 2009

		3.2	Integrys Energy Group, Inc. By-laws as in effect at December 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: December 22, 2009

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated December 17, 2009

Exhibit Number

3.1	Amendments to the By-laws of Integrys Energy Group, Inc. effective December 17, 2009

3.2	Integrys Energy Group, Inc. By-laws as in effect at December 17, 2009